EXHIBIT 13

Khan Funds
714 FM 1960 West
Suite 201
Houston, Texas 77090

Ladies and Gentlemen:

          In connection with your sale to me today of the number of shares of beneficial interest indicated below ("Shares") of the Khan Growth Fund series of Khan Funds (the "Trust"), I understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Shares to me is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and
(iii) in part, your reliance on such exemption is predicated on my representation, which I hereby confirm, that I am acquiring the Shares for investment for my own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Shares or of any interest therein.

          I hereby agree that I will not sell, assign or transfer the Shares or any interest therein, except upon repurchase or redemption by the Trust, unless and until the Shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder. I further agree that if any portion of the Shares is redeemed prior to the full amortization of the Trust's organizational expenses, the proceeds thereof will be reduced by a pro rata portion of such unamortized balance in the same proportion as the number of such Shares being redeemed bears to the number of such Shares outstanding at the time of redemption.

Dated: May 16, 1997

Number of Shares: 12,000

                                                         /s/S.A.D. Khan
                                                         --------------

Khan Funds
714 FM 1960 West
Suite 201
Houston, Texas 77090

Ladies and Gentlemen:

          In connection with your sale to me today of the number of shares of beneficial interest indicated below ("Shares") of the Khan Growth Fund series of Khan Funds (the "Trust"), I understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Shares to me is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and
(iii) in part, your reliance on such exemption is predicated on my representation, which I hereby confirm, that I am acquiring the Shares for investment for my own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Shares or of any interest therein.

          I hereby agree that I will not sell, assign or transfer the Shares or any interest therein, except upon repurchase or redemption by the Trust, unless and until the Shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder. I further agree that if any portion of the Shares is redeemed prior to the full amortization of the Trust's organizational expenses, the proceeds thereof will be reduced by a pro rata portion of such unamortized balance in the same proportion as the number of such Shares being redeemed bears to the number of such Shares outstanding at the time of redemption.

Dated: May 16, 1997

Number of Shares: 4,000

                                              /s/A.M. Khan
                                              ---------------------------
                                              for Shehzad Khan Trust

Khan Funds
714 FM 1960 West
Suite 201
Houston, Texas 77090

Ladies and Gentlemen:

          In connection with your sale to me today of the number of shares of beneficial interest indicated below ("Shares") of the Khan Growth Fund series of Khan Funds (the "Trust"), I understand that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Shares to me is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and
(iii) in part, your reliance on such exemption is predicated on my representation, which I hereby confirm, that I am acquiring the Shares for investment for my own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Shares or of any interest therein.

          I hereby agree that I will not sell, assign or transfer the Shares or any interest therein, except upon repurchase or redemption by the Trust, unless and until the Shares have been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that such sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder. I further agree that if any portion of the Shares is redeemed prior to the full amortization of the Trust's organizational expenses, the proceeds thereof will be reduced by a pro rata portion of such unamortized balance in the same proportion as the number of such Shares being redeemed bears to the number of such Shares outstanding at the time of redemption.

Dated: May 16, 1997

Number of Shares: 4,000

                             /s/A.M. Khan
                             --------------------------
                             for Faisal Khan Trust